UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2017 (June 12, 2017)

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreements.

On June 12, 2017, Total E&P USA, Inc. (“TOTAL”) exercised its option to terminate the Gulf of Mexico Program Management and AMI Agreement (the “Agreement”), dated April 6, 2009, between Cobalt International Energy, L.P. (“Cobalt LP”), a wholly-owned subsidiary of Cobalt International Energy, Inc. (the “Company”), and TOTAL. TOTAL terminated the Agreement in accordance with its rights pursuant to Sections 7.1 and 7.2(b) of the Agreement. The Agreement was terminated effective June 12, 2017.

On April 6, 2009, Cobalt LP and TOTAL entered into a long-term alliance through a series of transactions in which Cobalt LP and TOTAL combined certain of their respective U.S. Gulf of Mexico exploratory lease inventory through the exchange of a 40% interest in Cobalt LP’s leases for a 60% interest in TOTAL’s leases. Pursuant to the Agreement, Cobalt LP formed a reciprocal area of mutual interest with TOTAL that covered substantially all of the deepwater U.S. Gulf of Mexico, subject to certain exclusions. TOTAL’s obligations under the Agreement consisted principally of paying its share of certain general and administrative costs relating to the Company’s operations in the deepwater U.S. Gulf of Mexico.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on October 9, 2009 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported under Item 5.07 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2017, on May 2, 2017, the Company’s stockholders approved a proposed amendment to the Company’s amended and restated certificate of incorporation to effect, solely at the discretion of the board of directors (the “Board”), a reverse stock split and proportionate reduction in the number of authorized shares of common stock (the “Stock Split”). On June 12, 2017 the Board determined that it was in the best interest of the company to proceed with the reverse stock split. On June 16, 2017, the Company filed a certificate of amendment to its second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware (the “Amendment”) to effectuate the Stock Split of its issued and outstanding shares of common stock on a 1-for-15 basis and to reduce the number of its authorized shares of common stock to 133,333,333 shares. The Stock Split became effective as of 4:00 p.m. Eastern Time on June 16, 2017 (the “Effective Time”). As of the Effective Time, every 15 shares of issued and outstanding common stock were converted into one share of common stock. No fractional shares will be issued in connection with the Stock Split. Instead, each fractional share will be rounded up to the nearest whole share of common stock. However, any fractional shares resulting from adjustments to the number of shares underlying equity awards under the Company’s equity incentive plans will be rounded down to the nearest whole share of common stock to comply with the requirements of Section 409A of the Internal Revenue Code.

All options, stock appreciation rights and convertible securities of the Company outstanding immediately prior to the Stock Split have been proportionately adjusted for the Stock Split by dividing the number of shares of common stock into which the options, stock appreciation rights and convertible securities are exercisable or convertible by 15 and multiplying the exercise or conversion price thereof by 15.

The foregoing description of the Stock Split does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Timothy J. Cutt, the Company’s Chief Executive Officer, stated “In my view, the strategic importance of the alliance has diminished significantly over time. The alliance with TOTAL was critical in the early years in solidifying our credibility as a world-class deepwater operator. It was also valuable from a financial standpoint because of the significant carry we received on the initial five well program and the success payment for North Platte. Today, our capability as a deepwater operator is well-established and with the financial elements of the alliance all but gone, it makes sense to move on from the alliance. I would add that the termination of the agreement removes administrative and operational burdens, increases our flexibility in partnering with industry and eliminates TOTAL’s tag-along rights with respect to dispositions of Cobalt’s Gulf of Mexico portfolio. It also removes the ambiguity associated with the determination of operatorship upon completion of appraisal operations given that the agreement had provided that operatorship of a joint development such as North Platte would be determined based on working interest ownership and the respective experience in large developments. Operatorship is now defined in the operating agreements between Cobalt and TOTAL, all of which name Cobalt as operator.”

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Cobalt International Energy, Inc., dated June 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Cobalt International Energy, Inc., dated June 16, 2017